UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2007

K-Fed Bancorp
(Exact name of registrant as specified in its charter)

Federal                                                      000-50592                                                      20-0411486
                                                                                                                         (State or other jurisdiction                          (Commission File No.)                                      (I.R.S. Employer
                                                                                                                                   of incorporation)                                                                                                            Identification No.)

Address of principal executive offices:  1359 N. Grand Avenue, Covina, CA 91722

Registrant’s telephone number, including area code:  (626) 339-9663

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	P re-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A is filed to correct the date of the event previously reported.

ITEM 8.01. Other Events.

On November 14, 2007, K-Fed Bancorp issued a press release disclosing that Kaiser Federal Financial Group, Inc., the proposed holding company for Kaiser Federal Bank, and K-Fed Mutual Holding Company have received conditional approval from the Office of Thrift Supervision on November 9, 2007 to commence its second step conversion and offering.  K-Fed Bancorp also announced that the registration statement relating to the sale of common stock of Kaiser Federal Financial Group, Inc. was declared effective on November 9, 2007 by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

K-FED BANCORP

Date:  November 20, 2007                                                                                                By:  /s/ Kay M. Hoveland
                                          Kay M. Hoveland
                                          President and Chief Executive Officer